UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2005

Cintel Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-100046 (Commission File Number)	52-2360156 (I.R.S. Employer Identification Number)

9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
(Address of principal executive offices) (zip code)

(502) 657-6077
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2005, Cintel Corp. (the “Company”) entered into securities purchase agreements with ten accredited investors for the sale of an aggregate of $5,561,857 principal amount convertible notes (the “Convertible Notes”). The Convertible Notes do not bear interest and, unless converted into shares of the Company’s common stock, are due and payable on June 15, 2007. The Convertible Notes are convertible into the Company’s common stock at any time after issuance at a conversion price of $0.35 per share. If at any time the Company determines to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), other than on Form S-4 or S-8, the Company must provide written notice of such determination to the holders of the Convertible Notes. If within 15 days after such notice the holders so request in writing, the Company must include the shares of common stock issuable upon conversion of the Convertible Notes in such registration statement. The sale of the Convertible Notes was exempt from registration requirements pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
4.1	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and Tai Bok Kim
4.2	Convertible Note in the principal amount of $2,082,500 issued to Tai Bok Kim
4.3	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and Joo Chan Lee
4.4	Convertible Note in the principal amount of $280,000 issued to Joo Chan Lee
4.5	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and Sang Yong Oh
4.6	Convertible Note in the principal amount of $281,065 issued to Sang Yong Oh
4.7	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and JungMi Lee
4.8	Convertible Note in the principal amount of $246,400 issued to JungMi Lee
4.9	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and Sung Min Chang
4.10	Convertible Note in the principal amount of $59,172 issued to Sung Min Chang
4.11	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and Eun Suk Shin
4.12	Convertible Note in the principal amount of $246,400 issued to Eun Suk Shin
4.13	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and Overnet Co., Ltd.
4.14	Convertible Note in the principal amount of $492,800 issued to Overnet Co., Ltd.
4.15	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and Yeun Jae Jo
4.16	Convertible Note in the principal amount of $98,620 issued to Yeun Jae Jo
4.17	Securities Purchase Agreement dated December 15, 2005 by and among Cintel Corp. and Equinox Partners Inc.
4.18	Convertible Note in the principal amount of $985,950 issued to Equinox Partners Inc.
4.19	Securities Purchase Agreement dated December 16, 2005 by and among Cintel Corp. and Kei Wook Lee
4.20	Convertible Note in the principal amount of $788,950 issued to Kei Wook Lee

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cintel Corp.
Dated: December 20, 2005
	By:	/s/ Sang Don Kim
Name: Sang Don Kim
Title: Chief Executive Officer